SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                            February 28, 2006
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
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    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
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              (Registrant's telephone number, including area code)


                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR
     230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act (17 CFR
     240.14a-12)

[  ] Pre-commencement  communications  pursuant   to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.           Regulation FD Disclosure

     On February 28, 2006, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International to Present at Four Investment Conferences in March." The press release is included below.

                                                           FOR IMMEDIATE RELEASE

Contact:      Carol DiRaimo, Vice President of Investor Relations
              (913) 967-4109

                     Applebee's International to Present at
                      Four Investment Conferences in March

OVERLAND PARK, KAN., February 28, 2006 - Applebee's International, Inc. (Nasdaq:APPB) will be presenting at four conferences during the month of March. The dates and times of the presentations are as follows:

     o Monday, March 6, 2006, at 1:40 p.m. Eastern Time - Raymond James Institutional Investors Conference to be held in Orlando, FL. A webcast of this presentation will be available over the Internet at http://www.wsw.com/webcast/rj19/appb/.

     o Wednesday, March 8, 2006, at 11:15 a.m. Eastern Time - Bear Stearns Retail, Restaurants & Apparel Conference to be held in New York, NY. A webcast of the presentation will be available over the Internet at http://customer.talkpoint.com/BEAR002/030706a_cy/default.asp?entity=ap plebees.

     o Wednesday, March 15, 2006, at 2:30 p.m. Eastern Time - Banc of America Consumer Conference to be held in New York, NY. A webcast of this presentation will be available over the Internet at http://www.veracast.com/webcasts/bas/consumer06/id91207288.cfm.

     o Wednesday, March 22, 2006, at 12:30 p.m. Eastern Time - JP Morgan Gaming, Lodging & Restaurants Conference in Las Vegas, NV. A webcast of the presentation will be available over the Internet at http://equityconferences.jpmorgan.com/.

These presentations will also be available at the Investors section of the company's website (www.applebees.com). Archived webcasts will be available for two weeks following the presentations.

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill & Bar brand, the largest casual dining concept in the world. As of February 19, 2006, there were 1,817 Applebee's restaurants operating system-wide in 49 states and 15 international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).


                                      # # #


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:     February 28, 2006                 By:/s/ Steven K. Lumpkin
         ---------------------                 ---------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



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